April 1, 2024

The Davenport Funds

Davenport Balanced Income Fund (DBALX)

Supplement to the Summary Prospectus Dated August 1, 2023

Effective on March 4, 2024, Christopher T. Kelley no longer serves as portfolio manager for the fixed income portion of the Davenport Balanced Income Fund. Accordingly, the disclosure in the section Management of the Fund - Portfolio Managers on page 6 of the Summary Prospectus is replaced in its entirety as follows:

Portfolio Managers

The following portfolio managers are jointly and primarily responsible for managing the Balanced Income Fund.

Name	Title with the Advisor	Length of Service to the Fund
Equity Portion
Michael S. Beall, CFA	Executive Vice President & Director	Since inception (2015)
Adam Bergman, CFA	Senior Vice President	Since 2023
George L. Smith, III, CFA	Senior Vice President & Director	Since inception (2015)
Fixed Income Portion
William B. Cleland, CFP	Vice President	Since 2021
Kevin J. Hopkins, Jr., CFA	Vice President	Since 2020

Please retain this Supplement for future reference